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         Exhibit 10.33

Confidential portions of this document indicated by ***** have been omitted and filed separately with the Commission


ALCOA                                               Alcoa Extruded
                                                    Construction
                                                    Products
                                                    Alcoa Extrusions, Inc.
                                                    1907 Industrial Park Dr.
                                                    Plant City FL 33567 USA
                                                    Tel: 1 813 752 4117

March 14, 2001


Mr. Gary Ihrke
Vice President of Operations
Featherlite Trailers
P O Box 320
Cresco IA 52136

Dear Gary,

This letter will serve as confirmation of our agreement finalized today. Alcoa has purchased with your authorization, *****# of aluminum for your extrusion needs during the May and June of this year. The extrusions will be purchased and delivered at a base price of $***** per # on solid shapes and $***** per # on hollow shapes. As agreed, any side panels will require a $***** adder. The extrusions will be delivered from our plant in Yankton, South Dakota.

We will continue to monitor the market for an opportunity to cover your needs for the balance of our agreement.

Thank you for your business.

Yours truly,
/s/Herb Grubbs

Herb Grubbs
Regional Sales Manager


Cc: Bob Roden - Plant City
    Jan Mauch - Yankton
    Craig Lepa - Featherlite